SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                               June 2, 2005
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                         LocatePLUS Holdings Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


             000-49957                                 04-3332304
----------------------------------          ------------------------------------
  (Commission file number)                 (IRS employer identification number)


                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (978) 921-2727
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM  2.02  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION

     On June 2, 2005, LocatePLUS Holdings Corporation (the "Company") issued a press release setting forth its financial results for its fiscal quarter ended March 31, 2005. A copy of the Company's press release is attached as Exhibit
99.1  to  this  report.

ITEM  9.01.     FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
EXHIBITS

     (c)  Exhibits:
          The  following  exhibits  are  filed  as  part  of  this  report:

     Exhibit  Number     Description
     --------------------     --------------

     99.1 Press release issued June 2, 2005 by LocatePLUS Holdings Corporation and furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


     LocatePLUS  Holdings  Corporation
     ---------------------------------------
                                                    (Registrant)



     By:

     /s/  Jon  R.  Latorella
     ---------------------------------------
     Jon  R.  Latorella
     President  and  Chief  Executive  Officer



Dated:     October 14,  2005

                                  EXHIBIT INDEX


Exhibit  Number     Document
--------------------     -----------
     99.1 Press release issued June 2, 2005 by LocatePLUS Holdings Corporation and furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."